UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2013, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), entered into Amendment No. 1 (the “Amendment”) to the Four Year Credit Agreement by and among Edwards, certain of its subsidiaries, the lenders signatory thereto, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and U.S. Bank, National Asociation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. Deutsche Bank AG New York Branch and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents dated July 29, 2011 (the “Credit Agreement”), to, among other things, exercise the accordion feature to increase the aggregate commitments under the Credit Agreement by $250.0 million, from $500.0 million to $750.0 million, the maximum aggregate commitment available under the Credit Agreement.  The Credit Agreement was filed with the SEC in a Periodic Report on Form 8-K on August 4, 2011.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment. A copy of the Amendment is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are being filed herewith:

No.	Description
10.1

Amendment No. 1, dated June 13, 2013, to the Four Year Credit Agreement by and among Edwards, certain of its subsidiaries, the lenders signatory thereto, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and U.S. Bank, National Asociation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. Deutsche Bank AG New York Branch and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents dated July 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2013

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1

Amendment No. 1, dated June 13, 2013, to the Four Year Credit Agreement by and among Edwards, certain of its subsidiaries, the lenders signatory thereto, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and U.S. Bank, National Asociation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. Deutsche Bank AG New York Branch and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents dated July 29, 2011